UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

Item 1: Report to Shareholders

International Growth & Income Fund	October 31, 2009

The views and opinions in this report were current as of October 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stock markets staged a steep recovery in the past six months, recognizing the better-than-expected growth in emerging markets and anticipating a global recovery in developed markets. Most developed markets posted strong gains in the second half of the fund’s fiscal year that more than overcame the losses experienced during the financial crisis. Investments in undervalued high-quality stocks helped your fund post sizable gains.

The International Growth & Income Fund generated strong returns for the 6- and 12-month periods ended October 31, 2009. The portfolio outperformed the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Multi-Cap Value Funds Average for both periods. (Results for the Advisor and R Class shares varied slightly, reflecting their differing fee structures.)

The fund’s strong performance for the fiscal year was concentrated in the most recent nine months. Global markets responded well to improved credit market conditions, a less pessimistic outlook for the world economy, and investors’ increased willingness to seek out riskier assets. The fund achieved solid performance in all regions and in nearly all sectors. The dramatic change in the fund’s performance from a year ago highlights the benefits of staying invested during volatile periods and maintaining a long-term orientation. Just as it was difficult to anticipate markets collapsing as they did in the fall of 2008, few investors anticipated that the market recovery would be as strong as it has been so far this year.

We believe our fundamental value-oriented investment process will serve shareholders well in these uncertain times. We remain committed to seeking investment opportunities in established, large-capitalization non-U.S. companies with prospects for capital appreciation and growing dividend payments. We are focusing our efforts primarily in developed market countries, but we also maintain exposure to emerging markets. We believe that our fundamental research can identify undervalued companies with good prospects for appreciation. We also look for earnings growth potential and catalysts that help realize value. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

Fear dominated global markets a year ago. Credit markets were in turmoil. Yield spreads between highly creditworthy government issues and less creditworthy corporate issues were widening to historic levels, and trading had virtually ceased in a number of sectors from asset-backed commercial paper to auction rate municipal bonds. Global equity markets were in a tailspin.

Massive global central bank intervention helped return credit markets to more normal conditions, and investors’ fears gradually subsided as global economic reports showed improvement. By May, when we wrote our previous letter, interest rates had reached historically low levels. Even though the first signs of economic improvement began to appear during the summer, most developed countries’ central banks kept interest rates low because their outlooks generally called for sluggish economic growth. The situation was much different for emerging markets. Several of the major ones — China, India, and Brazil — experienced only a slight hiccup in their growth rates. Contrary to the widespread fears that emerging markets would experience a financial collapse similar to the 1997–1998 debacle, many emerging markets actually weathered the current financial crisis better than developed markets. However, not all emerging markets came through unscathed. Those countries with weak fiscal balances and trade deficits struggled, most notably in Eastern Europe.

Europe’s stock markets rallied after a number of the region’s major economies showed signs of reaching cyclical bottoms during the second quarter. Economic data from Germany and France indicated the euro zone’s two largest economies were expanding. Across the channel, the U.K. reported that its economy contracted during the first half of the year and experienced its steepest economic decline since the 1930s despite the Bank of England’s extremely easy money policy. Ireland and Spain, once the region’s fastest-growing economies, continued to cope with depressed real estate markets and deteriorating consumer and business sentiment. Ireland was the only European stock market that failed to post a gain in the past six months. On the other hand, Spain’s market was a strong performer partly because many large Spanish companies have exposure to Latin America. Europe’s outlook has improved, but the sharply appreciating euro generated concerns that its strength might stifle the region’s export-fueled economic expansion. Emerging European stock markets rallied strongly even though a number of the countries’ finances were in disarray.

Japan’s economy languished, and its stock market has been a notable laggard in the recovery. Despite an increase in industrial production, mainly driven by inventory rebuilding, there has been little increase in overall demand. The yen, which strengthened in the past six months, weighed on the export-dependent sector of the economy. Domestic demand also lagged as a result of increasing unemployment and corporate sector wage cuts. After the Liberal Democratic Party government was replaced by the Democratic Party of Japan late in the summer, consumer and business sentiment improved slightly even though the new government faced a daunting list of challenges — a ballooning national debt, rising unemployment, and a weakening export sector.

Australia’s economy proved to be more resilient than the rest of the developed world’s and avoided recession. Its central bank has already raised interest rates twice in order to moderate its growth rate and keep inflation in check. Brazil’s and India’s stock markets rallied dramatically and were among the world’s best performers. China’s market was more volatile — thanks to the large presence of speculators — but ended the period with a substantial gain.

Although corporate earnings during the period were better than expected, earnings were lower than they were a year ago. A number of metrics provided a favorable picture of valuation, a key component in our investment process. Asset-based and normalized (smoothing out the peaks and troughs) valuations in Japan and Europe remained appealing, and dividend yields, particularly in Europe, remained very attractive. Many companies, especially in Europe, used this crisis as an opportunity to undertake fundamental restructuring and permanent cost-cutting. When the global expansion hits its stride and corporate revenues return to healthy levels, earnings should be quite strong as a result of the restructuring of the past year.

PORTFOLIO REVIEW

During the most recent six-month period, the fund generated solid returns from all regions and all sectors. Our European stocks, which compose the bulk of the portfolio, performed well across the board. Even though Japan’s returns were not that strong in the major indexes, we achieved exceptionally strong performance from our holdings. China’s robust growth has fueled the Pacific ex-Japan economies and stock markets, and we maintained a significant overweight to that region.

The dim prospects for a quick U.K. recovery and for the pound sterling were behind our decision to underweight that market, but otherwise we were overweight in Europe. Across the region, we found a number of attractive companies that have undertaken fundamental restructuring to cut costs and refinance their debt. Since the March market bottom, we took advantage of compelling opportunities in the consumer discretionary and information technology sectors, as well as in defensive sectors such as health care and energy, where the market underestimated the underlying earnings stability of some companies.

Our small emerging markets allocation also produced robust returns, and we thought there was considerable value in developed market companies that were selling to fast-growing emerging markets. Thanks to the more hardy emerging market economies, many of these companies reported better-than-expected earnings.

Financial stocks were our best contributors for the last six months. Their rally reflected the belief that massive worldwide government efforts had stabilized the financial system and restored liquidity to credit markets. Australia’s resilient economy helped Australia & New Zealand Banking (Australia) to report that its bad debts had bottomed and to express optimism on its operations in Australia, New Zealand, and other major markets in the Asia Pacific region. DnB Nor (Norway) also rebounded strongly. During the financial crisis, we believed the market was unduly punishing this well-positioned bank, and we accumulated shares. Swedbank (Sweden) was another Nordic bank whose stock was priced at distressed levels. We have liked BNP Paribas’ well-run retail, corporate, and investment banking businesses, and we believe the French bank’s purchase of Belgian bank Fortis at a favorable price will broaden and strengthen its operations. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

The battered consumer discretionary sector recovered nicely, and it was the fund’s best performer relative to our MSCI benchmark. Among the fund’s stronger performers were auto lighting systems supplier Koito Manufacturing (Japan) and automotive and aerospace component maker GKN (U.K.). Both companies benefited from prospects for automakers to replenish depleted inventories. Among our auto holdings, preferred shares of Volkswagen (Germany), a deep value purchase, rallied after the company successfully reversed the tables on a takeover bid by Porsche. We like the business because Volkswagen makes fuel-efficient vehicles, has large scale, and has revived its higher-end Audi brand. Our large holding of Toyota Motor (Japan) disappointed during the last six months, but we think its performance will improve. Toyota has positioned itself well in growing markets such as China and has undertaken a comprehensive cost-cutting program. Toyota stands to benefit once the recovery gathers strength and car buying rises to levels consistent with natural replacement rates.

Despite the generally subdued levels of consumer spending across the globe, we had a number of retailing companies that performed well. Home Retail (U.K.), a new addition to the portfolio, owns chains Argos and Homebase. PPR (France) was able to deliver strong operating profits in a challenging environment. The company plans to de-emphasize its retail business and focus on its luxury and lifestyle brands, such as Gucci and Puma. The fund got very strong performance from its consumer staples companies. Our largest single holding, Nestlé (Switzerland), was also the largest absolute contributor for the six-month period. The well-diversified food company provided steady, defensive growth during the downturn and is a core holding because of its strong balance sheet, margin expansion, and commitment to return cash to shareholders. We added to our position in Danisco (Denmark), a maker of food additives and enzymes. We believe the company’s prospects have improved after exiting the money-losing sugar business.

After registering some strong gains, we trimmed some of our emerging market holdings such as China Oilfield Services (China) and China Overseas Land and Investment (China).

We had only a few disappointing performers this period. Insurance company Sony Financial (Japan) struggled even though it was gaining market share. Its life insurance business is growing despite a shrinking domestic market, and its investment portfolio is likely to rebound once a recovery begins.

INVESTMENT OUTLOOK

After the experiences of the past year and a half, we remain highly sensitized to the global economy’s tentative condition, which creates the potential for substantial downside as well as upside surprises. The outlook for the global economy has improved considerably since the beginning of this year due in large part to better-than-expected growth in many emerging market economies. We expect the global recovery to gather momentum in 2010 as the developed world rebounds. However, we also believe the U.S. economy—the traditional engine that drives world growth—and important overseas economies such as the U.K. suffer from substantial problems. These range from excessive consumer and government debt to impaired banking systems.

Under these circumstances, the appeal of fast-growing emerging markets is obvious, but their valuations are more expensive than those of developed markets. Despite the healthy rally in the past nine months, we continue to find attractive opportunities in the world’s developed markets outside the U.S. We believe many high-quality companies remain undervalued. As long as the recovery does not get cut short, these companies should post strong and improving earnings. We continue to find opportunities in developed market companies that have exposure to the growth in emerging markets but are attractively valued.

Under the circumstances, strong fundamental research and skilled stock picking will be critical to investment success. Our goal as fundamental value investors is to identify attractive, undervalued companies with solid earnings prospects, sound balance sheets, and sufficient cash flow to generate dividend payments to shareholders. We will maintain our determination and efforts to effectively employ our investment process and resources to generate long-term gains for our shareholders.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

November 16, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE					
Beginning of period	$ 9.72	$ 20.40	$ 17.03	$ 13.64	$ 11.41
Investment activities					
Net investment income	0.32	0.44	0.37	0.33	0.26
Net realized and unrealized gain (loss)	2.50	(9.83)	3.73	3.43	2.09
Total from investment activities	2.82	(9.39)	4.10	3.76	2.35
Distributions					
Net investment income	(0.37)	(0.33)	(0.24)	(0.22)	(0.11)
Net realized gain	–	(0.96)	(0.49)	(0.15)	(0.01)
Total distributions	(0.37)	(1.29)	(0.73)	(0.37)	(0.12)
NET ASSET VALUE					
End of period	**$ 12.17**	**$ 9.72**	**$ 20.40**	**$ 17.03**	**$ 13.64**

Ratios/Supplemental Data

Total return(1)	**30.08%**	**(48.81)%**	**24.83%**	**28.15%**	**20.73%**
Ratio of total expenses to average net assets	1.07%	1.07%	1.05%	1.06%	1.10%
Ratio of net investment income to average net assets	3.23%	2.79%	1.96%	2.15%	2.00%
Portfolio turnover rate	16.6%	23.8%	32.8%	36.9%	26.9%
Net assets, end of period (in thousands)	$ 226,459	$ 211,260	$ 466,704	$ 361,082	$ 205,271

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Financial Highlights For a share outstanding throughout each period

R Class

	Year Ended 10/31/09‡	10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡
NET ASSET VALUE					
Beginning of period	$ 9.66	$ 20.24	$ 16.93	$ 13.56	$ 11.35
Investment activities					
Net investment income	0.28	0.37	0.32	0.29[1]	0.17[1]
Net realized and unrealized gain (loss)	2.50	(9.74)	3.70	3.40	2.12
Total from investment activities	2.78	(9.37)	4.02	3.69	2.29
Distributions					
Net investment income	(0.33)	(0.25)	(0.22)	(0.19)	(0.08)
Net realized gain	–	(0.96)	(0.49)	(0.15)	(0.01)
Total distributions	(0.33)	(1.21)	(0.71)	(0.34)	(0.09)
Redemption fees added to paid-in capital	–	–	–	0.02	0.01
NET ASSET VALUE					
End of period	**$ 12.11**	**$ 9.66**	**$ 20.24**	**$ 16.93**	**$ 13.56**

Ratios/Supplemental Data

Total return[2]	**29.73%**	**(48.93)%**	**24.47%**	**27.89%**[1]	**20.36%**[1]
Ratio of total expenses to average net assets	1.36%	1.34%	1.33%	1.40%[1]	1.40%[1]
Ratio of net investment income to average net assets	2.79%	2.39%	1.70%	1.86%[1]	1.29%[1]
Portfolio turnover rate	16.6%	23.8%	32.8%	36.9%	26.9%
Net assets, end of period (in thousands)	$ 35,685	$ 24,558	$ 67,198	$ 33,075	$ 9,999

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.40% contractual expense limitation in effect through 2/28/10.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
AUSTRALIA 8.1%		
Common Stocks 8.1%		
Australia & New Zealand Banking	1,690,733	34,390
BHP Billiton	858,364	28,186
Goodman Fielder	9,927,586	14,203
Incitec Pivot	4,198,592	9,755
Macquarie Group	353,550	15,358
Macquarie Office Trust, Equity Units	8,224,303	2,333
Mirvac Group	12,602,577	16,524
Nufarm	1,785,112	18,256
Pacific Brands (1)	8,570,464	9,960
QBE Insurance	928,542	18,689
Rio Tinto	550,481	30,569
Suncorp-Metway	1,766,218	13,742
Telstra	5,572,130	16,600
Total Australia (Cost $217,697)		228,565
BELGIUM 0.4%		
Common Stocks 0.4%		
Umicore (2)	389,481	11,830
Total Belgium (Cost $9,019)		11,830
BRAZIL 0.5%		
Common Stocks 0.5%		
Companhia Brasileira de Meios Pagamento	1,557,600	14,280
Total Brazil (Cost $12,866)		14,280
CANADA 0.7%		
Common Stocks 0.7%		
Sun Life Financial	671,300	18,569
Total Canada (Cost $14,092)		18,569

CHILE 0.2%		
Common Stocks 0.2%		
Compania Cervecerias Unidas, ADR (USD)	201,000	7,119
Total Chile (Cost $5,922)		7,119
CHINA 0.7%		
Common Stocks 0.7%		
China Oilfield Services, H Shares (HKD) (2)	10,090,000	10,920
China Overseas Land & Investment (HKD) (2)	3,995,120	8,611
Total China (Cost $7,421)		19,531
DENMARK 0.7%		
Common Stocks 0.7%		
Danisco	297,287	18,476
Total Denmark (Cost $9,030)		18,476
FINLAND 1.5%		
Common Stocks 1.5%		
Cargotec (2)	523,000	11,211
Nokia (2)	1,057,986	13,350
Sanoma (2)	920,352	17,004
Total Finland (Cost $53,061)		41,565
FRANCE 11.9%		
Common Stocks 11.9%		
Alcatel-Lucent (1)	3,366,143	12,591
AXA	1,020,354	25,357
BNP Paribas	488,174	36,725
Bouygues (2)	458,959	21,594
Bureau Veritas	227,284	12,531

HONG KONG 1.6%

Common Stocks 1.6%

Esprit Holdings	1,591,300	10,427
Hutchison Telecommunications	5,316,000	1,069
Hutchison Telecommunications, Hong Kong Holdings	37,066,000	6,419
Hutchison Whampoa	2,726,000	19,084
Texwinca Holdings (2)	8,546,000	7,242
Total Hong Kong (Cost $49,338)		44,241

IRELAND 1.0%

Common Stocks 1.0%

Allied Irish Banks (1)	2,382,790	6,497
DCC	856,240	22,502
Total Ireland (Cost $25,649)		28,999

ITALY 3.6%

Common Stocks 3.6%

Benetton Group (2)	831,476	8,039
Finmeccanica	1,078,415	18,102
Intesa Sanpaolo (1)	5,407,096	22,779
Prysmian	845,755	14,853
Saipem	389,090	11,524
Telecom Italia, RNC Shares	22,697,826	25,002
Total Italy (Cost $123,670)		100,299

JAPAN 18.5%

Common Stocks 18.5%

Air Water	484,000	5,750
Aisin Seiki	490,300	12,346
Aoyama Trading	282,900	4,569
Asahi Kasei	2,192,000	10,811

Astellas Pharma	483,900	17,716
Benesse Holdings	260,400	11,549
Canon	503,300	18,887
Coca-Cola West (2)	398,100	7,401
Goldcrest Company (2)	410,380	12,449
Hamamatsu Photonics (2)	447,400	11,215
Hitachi Chemical	391,700	7,810
Honda	542,900	16,799
Hosiden (2)	781,800	9,550
JS Group	499,200	8,163
KDDI	3,823	20,314
Koito Manufacturing (2)	450,000	6,443
Lawson (2)	321,100	14,337
Leopalace21 (1)(2)	684,500	3,682
Makita	431,300	14,420
Mitsubishi	1,390,300	29,701
Mitsubishi Electric	2,748,000	20,726
Mitsui	1,437,000	18,546
Mitsui Fudosan (2)	369,000	5,924
Nintendo (2)	54,000	13,770
Nippon Oil	1,498,000	7,316
Nippon Yusen Kabushiki Kaish	2,657,000	9,915
NS Solutions	440,500	8,062
Ricoh Leasing (2)	316,200	6,418
Sony (2)	396,200	11,644
Sony Financial Holdings	4,701	13,434
Sumco (2)	900,000	17,119
Sumitomo (2)	1,891,500	18,417
Sumitomo Mitsui Financial (2)	287,600	9,879
Sumitomo Trust & Banking	3,039,000	15,685
Takeda Pharmaceutical	291,600	11,726
The Bank of Yokohama	1,846,000	8,959
Toho Gas (2)	3,073,000	15,986
Toho Holdings	139,700	2,056

SINGAPORE 2.7%

Common Stocks 2.7%

Jardine Cycle & Carriage	862,000	14,102
SembCorp Industries	8,872,860	20,731
Starhub	6,312,290	8,447
United Overseas Bank	1,926,336	23,022
Venture	1,356,000	8,678
Total Singapore (Cost $65,282)		74,980

SPAIN 3.3%

Common Stocks 3.3%

Banco Santander	2,679,233	43,127
Banco Santander, Rights, 11/4/09 (1)	2,765,126	488
Telefonica	1,743,756	48,672
Total Spain (Cost $62,751)		92,287

SWEDEN 3.7%

Common Stocks 3.7%

Autoliv, GDR	310,153	10,788
Nordea Bank (2)	2,033,283	22,246
SKF, B Shares (2)	717,857	11,565
SSAB (2)	979,105	15,233
Svenska Handelsbanken, A Shares (2)	559,611	14,710
Swedbank (1)	2,752,718	24,342
Volvo, B Shares	533,866	5,137
Total Sweden (Cost $90,286)		104,021

SWITZERLAND 6.9%

Common Stocks 6.9%

Holcim (1)(2)	191,187	12,137
Nestle	1,890,319	87,871

Novartis (2)	1,133,409	59,122
Zurich Financial Services	146,171	33,463
Total Switzerland (Cost $170,799)		192,593

UNITED KINGDOM 19.0%

Common Stocks 19.0%

Aegis Group	3,749,540	6,755
Amlin	1,861,489	10,772
Aviva	1,938,319	12,136
Barclays, ADR (USD) (1)	1,315,553	27,495
BBA Aviation	2,341,255	5,912
BP, ADR (USD)	1,530,800	86,674
Carillion	2,326,746	11,217
Centrica	4,638,994	18,842
Close Brothers	711,045	8,177
Dairy Crest	2,997,229	19,619
GKN (1)	6,872,471	12,035
GlaxoSmithKline, ADR (USD)	1,101,870	45,352
Home Retail	2,770,602	13,192
HSBC	2,389,968	26,448
Informa	1,728,835	8,293
Kingfisher	2,128,646	7,787
Mitchells & Butlers (1)	1,466,856	5,641
National Grid	2,083,763	20,719
Persimmon (1)	1,540,450	10,158
Rolls-Royce (1)	1,331,316	9,831
Rolls-Royce, C Shares (1)	79,878,960	131
Royal Dutch Shell, B Shares, ADR (USD)	1,243,829	72,341
Tesco	5,506,976	36,749
Tomkins	1,934,477	5,322
Vodafone, ADR (USD)	2,334,787	51,809
Total United Kingdom (Cost $584,398)		533,407

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund – Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund – R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value the fund ultimately realizes on the securities. Further, fund management believes that no events have occurred between October 31, 2009, the date of this report, and December 22, 2009, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted new accounting guidance that defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of this guidance did not have a material impact on the fund’s net assets or results of operations.

On May 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on October 31, 2009:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On October 31, 2009, the value of loaned securities was $227,388,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $626,461,000 and $364,305,000, respectively, for the year ended October 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

For the year ended October 31, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended October 31, 2009 and October 31, 2008 were characterized for tax purposes as follows:

At October 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, unused capital loss carryforwards expire as follows: $51,560,000 in fiscal 2016 and $285,382,000 in fiscal 2017.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2009, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2009, the effective annual group fee rate was 0.31%.

The R Class is also subject to a contractual expense limitation through February 28, 2010. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.40%. The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than February 28, 2012. At October 31, 2009, there were no amounts subject to repayment. For the year ended October 31, 2009, the R Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended October 31, 2009, expenses incurred pursuant to these service agreements were $142,000 for Price Associates; $444,000 for T. Rowe Price Services, Inc.; and $274,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2009, the fund was charged $191,000 for shareholder servicing costs related to the college savings plans, of which $160,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At October 31, 2009, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2009, the fund was allocated $436,000 of Spectrum Funds’ expenses and $2,980,000 of Retirement Funds’ expenses. Of these amounts, $2,367,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $7,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2009, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 59% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,325,460 shares of the Investor Class, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price International Growth & Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price International Growth & Income Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 22, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,000 from short-term capital gains.

For taxable non-corporate shareholders, $58,881,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $148,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $77,138,000 and foreign taxes paid of $4,426,0000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe
[124]	Price Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Christopher D. Alderson (1962)	Chief Executive Officer, Director, and President,
President	T. Rowe Price International, Inc.; Vice President,
T. Rowe Price Global Investment Services
Limited and T. Rowe Price Group, Inc.

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., and T. Rowe Price Trust
Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Archibald A. Ciganer, CFA (1966)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group,
Inc.; formerly Senior Associate, BNP Paribas
Corporate Finance (Tokyo) (to 2005)

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.; formerly Financial
Analyst, Goldman Sachs (to 2005)

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

May Foo, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Investment Manager, Baillie Gifford (to 2006)

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Executive Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers, LLP
(to 2007)

Susan L. Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe
Executive Vice President	Price Global Investment Services Limited,
T. Rowe Price Group, Inc., and T. Rowe Price
International, Inc.

Lillian Yan Li, CFA (1979)	Vice President, T. Rowe Price International, Inc.;
Vice President	formerly Analyst, Deutsche Bank (Hong Kong)
(to 2007)

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly stu-
dent, London Business School (to 2005)

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Inigo Mijangos (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Kepler Equities (to 2005)

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly Vice
President of Equity Research, Merrill Lynch
Investment Managers (Singapore) (to 2005)

Sridhar Nishtala (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.;
Vice President, T. Rowe Price, T. Rowe Price
Global Asset Management Limited, T. Rowe
Price Global Investment Services Limited,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement
Plan Services, Inc.

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, F&C Asset Management (London)
(to 2006); Senior Equity Analyst, Citigroup
(London) (to 2004)

Joseph Rohm (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.; formerly Equity
Analyst, Insight Investment (to 2005)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Global Investment Services Limited, and
T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Francisco Sersale (1980)	Employee, T. Rowe Price; formerly Investment
Vice President	Analyst, Explorador Capital Management, LLC
(to 2005)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Miki Takeyama (1970)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International, Inc.

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Global Investment
Vice President	Services Limited and T. Rowe Price Group, Inc.;
formerly Deputy Director, Space Industry Office,
Manufacturing Industries Bureau (to 2006);
Assistant Manager, Gas Safety Division, Nuclear
and Industrial Safety Agency (to 2003)

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Telecoms Analyst and Fund Manager, Deutsche
Asset Management (to 2005)

Clive M. Williams (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Ernest C. Yeung, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Alison Mei Ling Yip (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.; formerly
Analyst, Credit Suisse First Boston (to 2006)

Christopher Yip, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,179,000 and $2,174,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 22, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 22, 2009